Net Income (Loss) Per Share Applicable to Common Stockholders	3 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

8. Net Income (Loss) Per Share Applicable to Common Stockholders

Basic net loss per share is calculated based on the weighted average number of common shares outstanding during the reporting period. Diluted loss per share is computed on the basis of the weighted average number of common shares plus dilutive potential common shares outstanding using the treasury stock method. The potentially dilutive securities are antidilutive due to the Company's net losses and are as follows for all periods presented (in thousands):

	Three Months Ended March 31
	2011	2012
Common stock options	3,257	25,179
Common stock warrants	46,726	67,237
Convertible notes	29,750	34,638
Excluded potentially dilutive securities	79,733	127,054